UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 17, 2006

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UNITY WIRELESS CORPORATION

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(Exact Name of Registrant as Specified in Charter)

Delaware	0-30620	91-1940650
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7438 Fraser Park Drive, Burnaby, BC Canada  V5J 5B9

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(Address of Principal Executive Offices) (Zip Code)

(800) 337-6642

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Registrant's telephone number, including area code

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

Effective August 17, 2006, Unity Wireless Corporation (the “Company”) completed the purchase of Celletra, Ltd., an Israel corporation (“Celletra”), pursuant to the terms of a purchase agreement entered into by and among the parties effective July 17, 2006 (“Purchase Agreement”).  As a result of the purchase, Celletra has become a wholly owned subsidiary of the Company.

The foregoing description is qualified in its entirety by reference to the Purchase Agreement and the related documents, copies of which are attached hereto in the list of exhibits below and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(a)  Financial Statements of the Business Acquired

Relating to the acquisition of Celletra Ltd., completed on August 17, 2006, the financial statements required by Item 9.01(a) of Form 8-K are filed as exhibits.

(b)  Pro Forma Financial Information

Relating to the acquisition of Celletra Ltd., completed on August 17, 2006, the pro forma financial statements required by Item 9.01(b) of Form 8-K are filed as exhibits.

(c)  Exhibits

Exhibit	Description
2.1	Purchase Agreement dated July 17, 2006 by and among Unity Wireless Corporation and Celletra, Ltd..
2.2

Letter Agreement dated July 17, 2006 by certain shareholders of Celletra in favor of Unity Wireless Corporation, incorporated by reference to the company's Form 8-K filed with the Securities and Exchange Commission on July 21, 2006.

2.3	List of sellers
2.4	List of exhibits and schedules
9.1	December 31, 2005 Financial Statements of Celletra Ltd., incorporated by reference to the company's Form 8-K filed with the Securities and Exchange Commission on Oct 13, 2006
9.2	June 30, 2006 Financial Statements of Celletra Ltd., incorporated by reference to the company's Form 8-K filed with the Securities and Exchange Commission on Oct 13, 2006
9.3	Proforma Financial Statements, incorporated by reference to the company's Form 8-K filed with the Securities and Exchange Commission on Oct 13, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITY WIRELESS CORPORATION

Registrant

Date:  October 20, 2006

By: /s/ Ilan Kenig

ILAN KENIG

Chief Executive Officer and Principal Executive Officer